Exhibit 10.6

ETHANOL GRAIN PROCESSORS, LLC

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

THIS SUBSCRIPTION AGREEMENT is entered into and made effective as of December 2, 2005, by and between Ethanol Grain Processors, LLC, a Tennessee limited liability company with principal executive offices located at 1918 McDonald Road, Rives, Tennessee 38253, and mailing office address of P.O. Box 95, Obion, Tennessee 38240 (the “Company”), and Fagen Energy, Inc., a Minnesota corporation with principal executive office located at 501 W. Highway 212, P.O. Box 159, Granite Falls, Minnesota 56241 (the “Subscriber”).

W I T N E S S E T H

In consideration of the mutual promises contained herein, and other good and valuable consideration, the Subscriber hereby agrees, represents and warrants as follows:

1.             Agreement of Subscription.

a.             Subscriber hereby agrees to purchase the membership interests of the Company quantified by the number of units (the “Units”) set forth below, at a purchase price of $2.00 per Unit, upon the terms and conditions set forth in this Subscription Agreement:

1,250,000	Number of Units

$2,500,000	Total Purchase Price (number of Units multiplied by $2.00 per Unit)

b.             Concurrently with the delivery of this Subscription Agreement, Subscriber must deliver a check for the deposit amount of $50,000 ( i.e. 2% of the total purchase price of the Units for which Subscriber is subscribing) and a completed and executed promissory note dated of even date herewith for the remaining 98% of the total purchase price in the principal amount of $2,450,000 (the “Promissory Note”).  Subscriber’s check shall be made payable to “Ethanol Grain Processors, LLC – Escrow.”

c.             Subscriber understands that this Subscription agreement is subject to acceptance by the Company.  Upon acceptance by the Company, Subscriber further agrees that this Subscription Agreement and the Promissory Note delivered herewith each is irrevocable and binding upon Subscriber, and the payment obligations pursuant to the payment terms of the Promissory Note are unconditional, provided that all such payments shall be held in escrow upon the terms and conditions of this Subscription Agreement and the Escrow Agreement.  The outstanding principal balance of the Promissory Note will be due and payable at financial closing of the Company’s ethanol project (as defined below) on not less than thirty (30) days’ notice from the Company.  If Subscriber does not pay the principal balance of the Promissory Note when due, interest will accrue on the amount due at a rate of twelve percent (12%) per annum and the Company may commence legal proceedings to collect the amount due and any related expenses.  Alternatively, upon such default, the Company has the right to retain Subscriber’s $50,000

ETHANOL GRAIN PROCESSORS, LLC	PRIVATE ESCROW OFFERING
SUBSCRIPTION AGREEMENT

deposit payment as liquidated damages, and redeem any Units issued or to be issued with respect to this Subscription Agreement in exchange for cancellation of this Subscription Agreement and the Promissory Note.  If the Company redeems Subscriber’s Units issued or to be issued with respect to this Subscription Agreement and cancels this Subscription Agreement and the Promissory Note upon Subscriber’s default, Subscriber will no longer own or have rights to those Units, will no longer be a unit holder or member of the Company with respect to such Units, and will forfeit any ownership interest or rights in the Company related to such Units.  Subscriber acknowledges that it is aware of the terms and conditions upon which the Company offers the Units and agrees and consents to such terms and conditions.

d.             The Company will deposit Subscriber’s check in escrow, and shall hold Subscriber’s deposit payment together with any and all payments made on the principal balance of the Promissory Note in escrow in accordance with the terms of this Subscription Agreement and of the escrow agreement between the Company and Regions Bank, a copy of which is attached hereto (the “Escrow Agreement”), until the Company satisfies each of the following conditions to financial closing of the Company’s ethanol project:

(i)            The Company has obtained sufficient debt, equity and other financing to construct the Company’s proposed ethanol plant and commence start-up operations with an amount of working capital the Company believes to be reasonable;

(ii)           The Company has executed a design-build agreement with Fagen, Inc. for the construction of its proposed ethanol plant;

(iii)          The Company has obtained all permits necessary to begin construction of its proposed ethanol plant; and

(iv)          The Company is not subject to any legal orders prohibiting this private placement or its project, or orders from any federal or state securities division revoking the effectiveness of the offer and sale of the Units sold in this private placement.

The satisfaction of the foregoing conditions shall constitute “financial closing” on the Company’s ethanol project for purposes of this Subscription Agreement and the Promissory Note.  The Company shall not commingle Subscriber’s payments being held in escrow in accordance with this Subscription Agreement with any other payments the Company is holding or may hold in the future in escrow.  Subscriber agrees to provide the Company with the applicable design build contract notice required under the Escrow Agreement promptly upon request, provided the Company and Subscriber have entered into such contract.

e.             Upon reaching financial closing, Subscriber’s deposit payment and all payments made on the principal balance of the Promissory Note shall be released to the Company in accordance with the terms of the Escrow Agreement.  If the Company does not reach financial closing on its ethanol project by December 31, 2007, or the escrowed funds are otherwise returned to Subscriber in accordance with Section 6.c. of the Escrow Agreement, then the Company will promptly return, or direct the escrow agent to return, Subscriber’s subscription payments being held in escrow to Subscriber together with any related interest earned thereon (less escrow costs), along with the related Promissory Note made by Subscriber, marked “cancelled.”  The Company agrees that Subscriber is the intended third-party beneficiary of the Escrow Agreement.

f.              In consideration of Subscriber’s agreement to purchase Units hereunder, the Company agrees that this Subscription is eligible for the following early subscription and volume incentives:

(i)            Subscriber will receive, at no additional cost, an early subscription incentive in the form of additional units equal to ten percent (10%) of the number of Units subscribed for, or 125,000 Units.

(ii)           Subscriber will receive, at no additional cost, a volume subscription incentive in the form of additional units equal to four percent (4%) of the number of Units subscribed for, or 50,000 Units.

The Company agrees that, if the terms of its planned primary equity offering include early subscription incentives or volume subscription incentives that are more favorable to a subscriber who is subscribing for $2.5 million of units of the Company than the foregoing incentives being provided Subscriber hereunder, then the foregoing incentives shall be adjusted to match the more favorable incentives in the planned primary equity offering.

g.             No Units will be issued and no certificates will be issued for the Units unless and until the Company accepts this Subscription Agreement and the subscription amount is released to the Company from escrow under the terms of this Subscription Agreement and the Escrow Agreement.  The early subscription and volume incentive units will be issued at the time the subscription amount is released to the Company from escrow under the terms of this Subscription Agreement and the Escrow Agreement.  Subscriber acknowledges and agrees that Subscriber’s membership in the Company and its ownership of interests in the Company will not include the Units subscribed for hereunder unless and until the Units are issued to Subscriber hereunder.  Subscriber further acknowledges and agrees that the Units issued hereunder shall be subject to the Articles of Organization and the Operating Agreement of the Company in the form attached to the Memorandum as Appendix A (the “Articles”) and Appendix B (the “Operating Agreement”).

2.             Representations and Warranties of Subscriber.

In consideration of the Company’s offer to sell the Units, Subscriber hereby represents and warrants to the Company and its agents as follows:

a.             Information About the Ethanol Project.  Subscriber, or its representative(s), has received, read and understands the Company’s ethanol feasibility study dated September, 2004 prepared by PRX Geographic and Holbrook Consulting Services regarding the feasibility of a large-scale dry-mill ethanol production facility to be located near Obion, Tennessee and all Exhibits and Appendices thereto (the “Feasibility Report”).  Subscriber, or its representative, has had an opportunity to obtain, and has received, any additional information regarding the Company or its ethanol project under development, and has had an opportunity to ask such questions of, and receive answers from, the Company or an agent or representative of the Company, to the extent deemed necessary by the Subscriber in order to form a decision concerning an investment in the Company and the ethanol project the Company is seeking to develop.  As a result, Subscriber believes it has sufficient knowledge about the business, management and financial affairs of the Company, the ethanol project and the proposed ethanol plant, and the terms and conditions of the purchase of Units contemplated hereby.

Without limiting the generality of the foregoing, Subscriber understands that the Company was recently organized, is a development stage company with no financial or operating history, and will require approximately $60 million of additional equity (pursuant to subsequent offerings of membership interests quantified by units) and approximately $90 million of debt financing in order to reach financial closing on the ethanol project or begin construction of the proposed ethanol plant.  Therefore, the Company’s financing plan faces substantial uncertainty and contemplates significant leverage, and Subscriber will incur and suffer a substantial amount of dilution.  Moreover, the Company recently decided to pursue a gas-fired 100 million gallon per year (MGY) ethanol project rather the previously proposed 50 MGY coal-fired ethanol plant.  Therefore, the development of the ethanol project remains in flux and uncertain.  Subscriber understands and agrees that, despite these and other substantial uncertainties facing the Company and its development and financing of the ethanol project and the planned ethanol plant, Subscriber’s subscription hereunder and the payment obligations under the Promissory Note each is irrevocable, absolute and unconditional, and may not be withdrawn for any reason except as provided for and in accordance with this Agreement and the Escrow Agreement.

Subscriber understands that all capitalized terms used in this Subscription Agreement and not otherwise defined herein shall have the meaning ascribed to such terms first in the Memorandum (defined below) or, if not defined therein, then in the Feasibility Report.

b.             Information About the Company, the Offering, and the Revised Ethanol Project.  Subscriber, or its representative(s), has received, read and understands the Company’s private placement memorandum dated November 18, 2005 including all Appendices and any supplements thereto (the “Memorandum”).  Subscriber acknowledges and agrees that Subscriber has received, read and understands the Articles and Operating Agreement.  Subscriber, or its representative, has had an opportunity to obtain, and has received, any additional information and has had an opportunity to ask such questions of, and receive answers from, the Company or an agent or representative of the Company, to the extent deemed necessary by the Subscriber in order to form a decision concerning an investment in the Company and its ethanol project under development, and the Company’s capital structure and financing plans.  As a result, Subscriber believes it has sufficient knowledge about the business, management and financial affairs of the Company, the ethanol project, and the terms and conditions of the purchase of Units contemplated hereby.  Without limiting the generality of the foregoing, Subscriber understands that the Company cannot complete its ethanol project without substantial amounts of additional equity or debt financing, neither of which is assured, and that many of the impediments to raising such equity or obtaining such debt financing are completely outside of the control of the Company.

c.             High Degree of Risk.  Subscriber realizes that an investment in the Units involves a high degree of risk, including, but not limited to, the risks of receiving no return on the investment and of losing Subscriber’s entire investment in the Company.

d.             Ability to Bear the Risk.  Subscriber is able to bear the economic risk of investment in the Units, including the total loss of such investment.

e.             No Market for Units; Restrictions on Transfer.  Subscriber realizes that (i) there are substantial restrictions on the transfer of the Units, both under the Securities Act and State Laws, as well as under the Articles and the Operating Agreement; (ii) there is not currently, and it is unlikely that in the future there will exist, a public market for the Units; and (iii) accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Units for an indefinite period.  Subscriber realizes that the Units have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws (the “State Laws”).  Subscriber acknowledges and agrees that the Units may be sold only pursuant to registration under the Securities Act and State Laws, or an opinion of counsel acceptable to the Company that such registration is not required, and in accordance with the Articles and the Operating Agreement.

f.              Suitability.  Subscriber believes that the investment in the Units is suitable for the undersigned based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Units.  Subscriber has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Units or Subscriber has obtained, to the extent Subscriber deems necessary, his, her or its own professional advice with respect to the risks inherent in the investment in the Units, and the suitability of the investment in the Units in light of Subscriber’s financial condition and investment needs.

g.             Investment Intent.  Subscriber has been advised that the Units are not being registered under the Securities Act or the relevant State Laws but are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on Subscriber’s representations to it as contained herein.  Subscriber represents and warrants that the Units are being purchased for Subscriber’s own account and for Subscriber’s investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of the Units and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Units in the foreseeable future.  Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Units with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Units and for which the Units were pledged as security, would represent an intent inconsistent with the representations set forth above.  Subscriber further represents and agrees that if, contrary to the foregoing stated intentions, Subscriber should later desire to dispose of or transfer any of the Units in any manner, he, she or it shall not do so without first obtaining the consent of the Company as required by the Company’s Articles and the Operating Agreement and (i) the opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made without the registration of the Units pursuant to the Securities Act and applicable State Laws, or (ii) such registration (it being expressly understood that the Company shall not have any obligation to register such Units for such purpose).  Moreover, Subscriber understands that the Board of Governors of the Company has adopted or will adopt shortly a unit transfer policy that will restrict the transfer of any units (except for transfers without consideration upon death or to related parties) until thirty (30) days following the successful start-up of the proposed ethanol plant.

h.             Brokers or Finders.  Subscriber has not taken any action that will cause the Company to incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Subscription Agreement.

i.              Tax Liability.  Subscriber has reviewed with Subscriber’s own tax advisors the tax consequences of this investment and the transactions contemplated by this Subscription Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

j.              Residency.  Subscriber is a resident of or, if an entity, has its principal place of business in, the following State:

             Minnesota                                                    (please write in your state of residency).

k.            Dilution.  Subscriber understands and realizes that the offering price per Unit exceeds amounts paid by prior purchasers of the Company’s capital units and the price at which the Company has granted options to purchase the Company’s capital units, and that Subscriber will experience substantial dilution in the per unit net tangible book value of the Units purchased hereunder.

3.             Accredited Status.

SECTION 3 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE UNITS.  ALL FINANCIAL INFORMATION IN SECTION 3 WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL.  The undersigned agrees to furnish any additional information that the Company or its counsel deems reasonably necessary in order to verify the responses set forth below.

Subscriber represents and warrants as follows (EACH SUBSCRIBER MUST COMPLETE. PLEASE CHECK ALL THAT APPLY – YOU MUST BE AN ACCREDITED INVESTOR TO PURCHASE THE UNITS):

INDIVIDUALS

☐	(a)

Subscriber (hereinafter in this Section 3, the “undersigned”) is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

☐	(b)	The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

☐	(c)

The undersigned is an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐	(d)

The undersigned understands the Company and the current status of its ethanol project, understands the ethanol industry and the risks inherent in an investment in a development stage company in the ethanol industry, and is capable of evaluating (and has evaluated and understands) the merits and risks of the Company’s ethanol project and of the prospective investment in the Company in this second round seed capital offering. This representation is based on the following (check one or more, as applicable):

	☐	(i)	The undersigned is a director or executive officer or general partner (or its equivalent) of the Company.

	☐	(ii)	The undersigned understands investments in development stage companies in the ethanol industry and is a sophisticated investor for purposes of Regulation D.

ENTITIES

☒	(e)

The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (c) or (d)(ii) above. (If relying on this category alone, each equity owner must complete a separate copy of this Subscription Agreement.)

☐	(f)

The undersigned is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

	☐	(i)

The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

	☐	(ii)	The undersigned is an insurance company as defined in Section 2(13) of the Securities Act.

	☐	(iii)	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of that Act.

	☐	(iv)	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

	☐	(v)	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

		☐	(aa)

the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Company, or registered investment adviser; or

		☐	(bb)	the employee benefit plan has total assets in excess of $5,000,000; or

		☐	(cc)	the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

	☐	(vi)	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

	☒	(vii)

The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company and is one or more of the following (check one or more, as appropriate):

		☐	(aa)	an organization described in Section 501(c)(3) of the Internal Revenue Code; or

		☒	(bb)	a corporation; or

		☐	(cc)	a Massachusetts or similar business trust; or

		☐	(dd)	a partnership.

☐	(viii)

The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring securities of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Units.

4.             Entities.

If Subscriber is an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

a.             if entity is accredited solely by reason of the category described in Section 3(f)(vii) or (viii) above, then the undersigned entity was not organized for the specific purpose of acquiring the Units; and

b.             this Subscription Agreement has been duly authorized by all necessary action on the part of the undersigned entity, has been duly executed by an authorized officer or representative of the undersigned entity, and each is a legal, valid, and binding obligation of the undersigned entity enforceable in accordance with its terms.

5.             Relationship to Brokerage Firms.

(Please answer the following questions by checking the appropriate response.)

a.             ☐  YES   ☒  NO:  Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by a brokerage firm?

b.             ☐  YES   ☒  NO:  Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm?

c.             ☐  YES   ☒  NO:  Does the Subscriber own voting securities of any brokerage firm?

d.             ☐  YES   ☒  NO:  If the undersigned is an entity, is any director, officer, partner or 5% owner of the undersigned also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?

e.             If the answer to any of the above items is “YES”, please supply details below:

6.             Securities Law Exemptions.

Subscriber acknowledges that the offer and sale of the Units has not been registered under the Securities Act, or any state securities laws and that the Company will offer and sell the Units and the Units will be issued to Subscriber in reliance on exemptions from the registration requirements of the

Securities Act and exemptions under applicable state securities laws and in reliance on the representations, warranties and agreements made by Subscriber herein.

7.             Restrictive Legend.

In addition to the restrictions to transfer on the Units contained in the Articles and Operating Agreement, and any corresponding restrictive legends required thereunder, Subscriber also agrees that the Company shall place a restrictive legend on any statement of interest prepared by the Company with respect to the Units containing substantially the following language:

The securities represented by this statement have not been registered under the Securities Act of 1933, as amended (the “Act”) or under applicable state securities laws and are also subject to a Subscription and Investment Representation Agreement.  The securities may not be sold, transferred or pledged in the absence of such registration, unless pursuant to an exemption from the registration requirements of the Act and applicable state securities laws.  The Company reserves the right to require an opinion of counsel satisfactory to it before effecting any transfer of the securities.

8.             Miscellaneous.

a.             Survival of Representations and Warranties; Indemnification.  Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Units, and further agrees to indemnify and hold harmless the Company and each current and future employee, agent and member of the Company from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

b.             No Assignment or Revocation; Binding Effect.  Neither this Subscription Agreement, nor any interest herein, shall be assignable by Subscriber without prior written consent of the Company.  Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or its payment obligations hereunder and under the Promissory Note, and that it shall survive the death, incapacity, dissolution or bankruptcy of Subscriber.  The provisions of this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

c.             Choice of Law.  This Subscription Agreement shall be construed and interpreted in accordance with Tennessee law, without regard to its choice of law or conflicts of law provisions.

d.             Issue Date of Units.  Upon acceptance of this Subscription Agreement by the Company, the issuance of the Units subscribed for hereunder may be made effective as of a uniform date for all Units issued in the escrow-type offerings made by the Company, for administrative convenience reasons, as determined by the Board of Governors, provided such date shall be within a reasonable period (but in all cases within sixty days) of the date of financial closing.

9.             Representations and Warranties of the Company.

In consideration of Subscriber’s agreement to purchase the Units, the Company represents and warrants to Subscriber as follows:

a.             Existence.  The Company is a duly organized and validly existing limited liability company under the laws of the State of Tennessee.

b.             Good Standing.  The Company is in good standing under the laws of the State of Tennessee and there are no proceedings or actions pending to limit or impair any of its powers, rights, privileges, or to dissolve it.

c.             Due Authorization.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by proper corporate action of the Company.

d.             Units.  Upon receipt of full payment for the Units and all other amounts due and owing on the Promissory Note, and the issuance of Units hereunder, the Units shall be duly authorized, fully-paid, validly issued and non-assessable units of the Company.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

[the remainder of this page left blank intentionally]

SIGNATURE

/ Ron Fagen /
Subscriber (Signature)	Subscriber (Signature, if more than one investor)

Fagen Energy, Inc.
Print Name of Subscriber	Print Name of Subscriber (If more than one investor)

Ron Fagen, Secretarey/Treasurer
Name and Title of Signatory (for entities)

Address:

501 W Hwy 212

PO Box 159

Granite Falls, Minnesota 56241

NOTE:  This Subscription must be accompanied by (i) completed Subscriber Information Page attached hereto, (ii) a check in the amount of $50,000 made payable to “Ethanol Grain Processors, LLC – Escrow,” (ii) a fully-executed promissory note for payment of 98% of the total purchase price of the Units, and (iii) an executed additional member signature page to the Operating Agreement.  Also, if Subscriber is an entity, the attached Certificate of Signatory must be executed.

ACCEPTANCE OF SUBSCRIPTION

The Company hereby accepts the subscription evidenced by this Subscription and Investment Representation Agreement as of the 5th day of December, 2005.

ETHANOL GRAIN PROCESSORS, LLC

By:	/ James K. Patterson /

Its: Chief Executive Officer

SUBSCRIBER INFORMATION

Fagen Energy, Inc.
(Please print name(s) in which the Units are to be issued)

41-1277828
Taxpayer I.D. No.	Taxpayer I.D. No.
(If more than one investor)

PO Box 159 501 Hwy 212
Address

City:	Granite Falls	State:	Minnesota	Zip Code:	56241

Telephone Number:  (320) 564-3324

Name of Authorized Representative (if other than individual): Ron Fagen and Diane Fagen

Form of Ownership:     (check one)

☐	Individual Ownership	☐	Tenants in Common

☐	Joint Tenants (JTWROS)	☒	Corporation

☐	Limited Liability Company	☐	Trust (Signature and title pages of Trust
Agreement and all amendments must
be enclosed)
Trustee Name:
Trust Date:

		☐	Other: Provide information below.

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an Entity)

I, Ron Fagen, am the Sec./Treas. of Fagen Energy, Inc. (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription and Investment Agreement and to purchase and hold the Units pursuant to the Company’s Articles and the Operating Agreement, and to act on behalf of the Entity with respect to any actions or consents of the Entity required thereunder or this Agreement.  I further certify that the Subscription and Investment Agreement and such actions or consents been duly and validly executed on behalf of the Entity and each constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand hereto this 2nd day of December, 2005.

Fagen Energy, Inc.

/ Ron Fagen /
(Signature)

Sec/Treas.
(Title)

Ron Fagen
(Please Print Name)

Ethanol Grain Processors, LLC

PROMISSORY NOTE

Number of Units subscribed:		1,250,000

Purchase price per unit:	x	$2.00

Total subscription price:		$2,500,000.00

Installment payment amount:	x	.98

Principal balance:		$2,450,000.00

For value received, the undersigned, pursuant to the undersigned’s subscription agreement (the “Subscription Agreement”) to purchase the above units of Ethanol Grain Processors, LLC, a Tennessee limited liability company (the “Company”), hereby promises to pay to the Company, in lawful money of the United States of America, the principal sum of Two Million Four Hundred Fifty Thousand and No/100 Dollars ($2,450,000.00) (“Principal Balance”) upon the terms set forth herein.

1.     Payments.

(a)   The Principal Balance shall be due and payable at financial closing (as defined in the Subscription Agreement) on not less than thirty days’ written notice from the Company.   All payments shall be made payable to the order of “Ethanol Grain Processors, LLC – Escrow.”

(b)   In the event the undersigned fails to make any payment of the Principal Balance when due, interest shall accrue on such payment amount at the rate of twelve percent (12%) per annum from the due date, and such interest is due and payable as of the last day of the calendar month in which accrued.   Otherwise, if the undersigned makes all payments when due hereunder, no interest shall accrue on the Principal Balance.

2.     Default.    In the event the undersigned fails to make any payment of principal or interest under this Promissory Note when due, the undersigned acknowledges and agrees that:

(a)   The Company may commence legal proceedings to collect the amounts due, and shall be entitled to collect from the undersigned all of its costs and expenses of collection or enforcement including, but not limited to, reasonable attorneys’ fees and expenses; and

(b)   The Company may, if such default remains uncured for a period of thirty (30) days following written notice to the undersigned, retain the $50,000 initial deposit remitted pursuant to the Subscription Agreement or this Promissory Note as liquidated damages, and cancel any units then already issued with respect to the Subscription Agreement, in exchange for canceling the Subscription Agreement and this Promissory Note.

3.     Notices.    All notices, requests, consents and demands shall be made in writing and shall be delivered by facsimile or by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid, if to the undersigned at the fax number or address of such undersigned as shown on the books of the Company, or if to the Company at the following fax number or address, or to such other fax number or address as may be furnished in writing to the undersigned: Ethanol Grain Processors, LLC, P.O. Box 95, Obion, Tennessee 38240, fax number: (731) 536-1287. Notices, requests, consents and demands shall be deemed delivered upon confirmation of facsimile transmission, upon personal delivery, one business day after being sent via reputable nationwide overnight courier service, or three business days after deposit in the mail.

1

4.     Modification and Waiver.    No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by the undersigned and the Company (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the provision hereof in the circumstances or events specifically made subject thereto, and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any reoccurrence thereof.

5.     Successors and Assigns.    All the terms and provisions of this Promissory Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the undersigned and the Company, whether or not so expressed.

6.     Waiver of Demand, Presentment and Notice of Dishonor.    The undersigned hereby waives demand, presentment, protest, notice of protest and notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance or default hereof.

7.     Applicable Law.    The laws of the State of Tennessee, without regard to its conflicts of law principles, shall govern the validity, the construction and the interpretation of the rights and duties of the parties.

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date set forth below.

Individuals:	Entities:

Fagen Energy, Inc.
Signature of Investor	Name of Entity

/ Ron Fagen /
Signature of Joint Investor	Authorized Signature

Ron Fagen
Date	Print Name

	Its:	Sec./Treas.

	Date:	December 2, 2005

2